UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 30, 2018 (May 23, 2018)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Laureate Education, Inc. (the “Company”) was held on May 23, 2018. At the Annual Meeting, the stockholders voted on the following items:
Proposal 1: Election of Directors
Elected thirteen (13) directors, each of whom shall hold office for a term of one year, expiring at the Annual Meeting in 2019, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Douglas L. Becker	1,298,502,669	11,688,514	964,379
Brian F. Carroll	1,287,696,040	22,495,143	964,379
Andrew B. Cohen	1,287,712,381	22,478,802	964,379
William L. Cornog	1,287,925,904	22,265,279	964,379
Pedro del Corro	1,287,959,795	22,231,388	964,379
Michael J. Durham	1,294,303,866	15,887,317	964,379
Kenneth W. Freeman	1,296,622,388	13,568,795	964,379
George Muñoz	1,294,521,188	15,669,995	964,379
Dr. Judith Rodin	1,294,348,263	15,842,920	964,379
Eilif Serck-Hanssen	1,299,282,363	10,908,820	964,379
Ian K. Snow	1,287,722,840	22,468,343	964,379
Steven M. Taslitz	1,295,589,107	14,602,076	964,379
Quentin Van Doosselaere	1,287,713,756	22,477,427	964,379
Proposal 2: Non-binding Advisory Vote on Executive Compensation (“Say-On-Pay”)
Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the Company’s Proxy Statement (“Say on Pay”) for the Annual Meeting. There were 1,305,051,464 votes cast for the proposal, 4,916,139 votes cast against the proposal, 223,580 abstentions and 964,379 broker non-votes.
Proposal 3: For Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm
Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. There were 1,310,057,172 votes cast for the appointment, 404,937 votes cast against the appointment, 103,118 abstentions and no broker non-votes.
Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (“Say-On-Frequency”)
Approved conducting future advisory votes on executive compensation every year. There were 1,310,057,172 votes cast for conducting future advisory votes every year, 1,296 votes cast for conducting future advisory votes every two years, 29,117 votes cast for conducting future advisory votes every three years, 103,598 abstentions and 964,379 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Thomas J. Plotz
Name:	Thomas J. Plotz
Title:	Vice President, Assistant General Counsel

Date: May 30, 2018

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